Exhibit 10.1

To:	China Health Resource, Inc.
343 Sui Zhou Zhong Road
Suining City, Sichuan Province
People’s Republic of China

Date:	September 29, 2010

Re:	Resignation

To the Board of Directors:

It has been a pleasure to serve as an officer and director for China Health Resource, Inc. (“Company”). I hereby respectfully, submit my resignation to depart as a member of the Board of Directors and as Chief Executive Officer, effective immediately. There are no disagreements between the parties.

Sincerely,

/s/Yi Zhou
Yi Zhou